
Recruiter.com™
Investor Presentation
Recruit like an expert or Let an expert recruit for you.
Symbol: RCRT

Recruiter.com

DISCLAIMER

Cautionary note regarding forward-looking statements

During the course of this presentation, we may make statements which are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expected future performance, the expected scope and timing of cooperation and integration with strategic partners, the expected launch of our new products, and our future growth and liquidity. Forward-looking statements may be identified by such words as "believe," "estimate," "anticipate," "expect," "plan," "intend," "may," "could," "might," "will," "should," "approximately," "potential" or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include continued demand for professional hiring the impact of the Covid-19 pandemic upon recruiter and upon the U.S. and global economies, the condition of the equity markets in general and for microcap companies in particular, a slower than anticipated growth in the U.S. market for technology-enabled recruitment services, failure of our software platform to function as anticipated, including where integration with strategic partners' platforms is required, our failure to integrate any potential future acquisitions, and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.


Recruiter.com
Recruit like an expert, or let an expert recruit for you

Who we are

We empower organizations of all sizes to recruit talent faster and more efficiently using Recruiter.com's virtual teams of on-demand recruiting experts, coupled with proprietary video, AI-search, and curated job-matching technology.

Finding the right candidate is a people-powered business. Our platform of experts and recruiting solutions allows recruiters and hiring managers to focus their efforts on speaking with the right candidates, earlier in the hiring process, utilizing cutting-edge software.


Recruiter.com
"We are at the epicenter of the great rehire"

The Opportunity

Recruiter.com is disrupting a $120B industry that doesn't yet have a "go to" solution for recruiting and hiring.

The national average per to hire: **$4,129**	The voluntary churn is US Employees: **25% or 38mm people**
% of US adults participating in the gig economy: **35%**	Average number of resumes reviewed per job **250 resumes**

The Recruiting Landscape - Post Covid-19

Post Covid-19
2021

The Great Rehire™.

Unskilled Labor
>17.5%

Under employment
>8M

College Degree Unemployment
<6%
(Pre-Covid levels)

Unprecedented: Talent shortage of college degrees, 35% participation in the gig economy and the rehiring of 9M unskilled labor

U.S. Bureau of Labor Statistics www.bls.gov


Delivering Solutions Across the Recruiting Process
How Recruiter.com Disrupts
Find the Talent
Top of the funnel / Sourcing Talent
Curated Talent Pools
Engage the Talent
Screen the Talent
Video Screening / AI Matching
On Demand Recruiter
Hire the Talent
RCRT
6

Recruiter.com

A Leading Platform for On Demand Recruiting Solutions

"We awarded Recruiter.com our 2020 recruiting platform of the year for their client first focus and ability to take us from 0 to over 200 hires within the first 12 months"

[24]7.ai

On Demand Recruiting Services


Recruiters On Demand
Recruit Your Next Specialized Hire With Our Extensive Network of Recruiters.

On Demand Recruiting Tools


Scouted.
Qualified applicants. Straight to you.

Recruiter.com

On-Demand Recruiting Solutions

CallPass, a logistics company, is a super-user of Recruiter.com Video. They have sent over 190 invitations to candidates via video with close to a 22% response rate and have hired for 7 jobs successfully.

CALLPASS

Recruiting Tools

Talent Pipeline

$499

Easily post jobs to receive exceptional, curated talent

Includes

- **Talent Pipeline Platform** with two job slots
- Weekly pipeline of new applicants
- Centralized platform to manage jobs and applicants
- Receive standardized video interviews

Start Hiring

Talent Sourcing

$999

Search and campaign to a massive database of talent

Includes

- **AI Talent Sourcing Platform** with two active talent searches
- Email campaigns with advanced A/B testing
- AI sourcing, contact information, email engagement, ATS search, data aggregation & analytics

Start Hiring

Recruiting Services

On Demand

Starting at...

$499

Get help hiring from a vast network of professional recruiters

Includes

- **On Demand Platform** to manage jobs and deliver feedback.
- Use professional, high-quality recruiters on an hourly or monthly basis
- Choose from time-based projects or performance based hiring with a success fee.

Start Hiring

Enterprise

Custom

Scale up with custom talent acquisition projects and premium support.

Includes

- Choose from a broad array of advanced recruiting solutions, based on your hiring needs.
- Access dedicated recruiting leadership, project management, and our full suite of recruitment tools.

Contact Us

Pricing and products are updated regularly.

Recruiter.com

No Public Recruiting Company or Platform Has What We Have

Name	What they do	Differentiator
KORN FERRY	Traditional staffing and recruiting firm	Recruiter.com delivers a faster throughput than traditional recruiters by leveraging an advanced AI platform with a distribution network of 29k+ independent recruiters.
HUDSON RPO	Recruitment Process Outsourcing	Recruiter.com leverages its network of 29k+ (1099) recruiters and growing to deliver outsourced recruiting services "on demand"
LinkedIn	Do it yourself platform	Recruiter.com's candidates search pool includes all of LinkedIn plus over 1B other candidates including blue collar workers, call centers operators and others (not on LinkedIn)
ZipRecruiter	Do it yourself platform that runs digital advertising to drive candidates (going public in 2021)	Recruiter.com's network finds both active candidates looking for work *and* passive candidates not found on job boards.
eightfold.ai	Private VC backed unicorn (recently raised $125M) providing AI search and matching platform	Recruiter.com has fully integrated AI search and matching plus video screening and on-demand recruiters to assist in recruiting talent faster.

Brand Name Clients

Top Brands Trust Recruiter.com with their Most Valuable Asset: Their People

Recruiter.com Management Team



Evah Sohn
Chairman, CEO











Miles Jennings
Co-Founder, COO



Judy Krandel
CFO



Ashley Saddul
Co-Founder, CTO



Rick Roberts
SVP, Enterprise Staffing



Jacqueline Loeb
SVP, Scouted



Josh McBride
SVP, AI Search



Xuan Smith
VP, Engineering

Recruiter.com Governance

Board of Directors



- **Evan Sohn** — Chairman, CEO Recruiter.com
- **Miles Jennings** — Founder, COO Recruiter.com
- **Tim O'Rourke** — COO, Icon Information Consultants
- **Wallace Ruiz** — CFO Inuvo (NYSE:INUV)
- **Doug Roth** — Managing Director, CT Innovations
- **Deborah Leff** — Former CTO for Data Science and AI at IBM
- **Steve Pemberton** — CHRO, WorkHuman
- **Robert Heath** — EVP, RPX Corporation

Advisors

- **David Perla** — Former GC Monster.com
- **Noam Ohring** — Executive Recruiting, BridgeWater
- **Jay Goldberg** — Founder, Sellers Choice
- **Bryan Moll** — BKR Strategy, RPO
- **David Pollard** — Chairman PredictiveHR
- **Joanna Riley** — CEO, Censia

Auditor, Legal, & Transfer Agent

SALBERG & COMPANY, P.A.

LUCOSKY BROOKMAN

PST

Recruiter.com

Acquisitions Completed that Built Out the Platform

Company	Description	Key Customers	Purchase Price	Share Price	Revenues
Recruiting Social	On Demand Recruiting	match, WPROMOTE	500k	$1.80 (closed 6/20)	Was $500k now run rate of $4.2M
Scouted.	Curated Talent Pool, AI matching, Venture backed	Thrive Capital, Palantir, Bridgewater	$1.6M	$2.54 (close 1/21)	Was $500k now run rate of $1.2M
UPSIDER	AI search and engagement, venture backed, 2 billion records	Prudential, BlueCat, amazon	$2.86M	$3.30 (closed 3/21)	$500k current, forecast EOY run rate of $3M
oneWIRE	Financial Services job board and curated talent pool	Goldman Sachs, Apollo, citi	$1.255M	TBD	500k managed services and 500k subscription

Recruiter.com™

Major Accomplishments

- Year-over-Year Revenue Growth of **41%**, Q4 **22.3%** QoQ
- Grew Gross Profit by **43%** to over **$2.3M**
- Achieved end of year run rate revenue of **$10M**
- Grew recruiter platform users to **>28,000 recruiters**
- Grew recruiter community of subscribers to **>835,000 members**
- Signed new **marquee clients** including Zoom, ADP, Omnicom and Thrive VC
- Signed new partnerships with; **SAP, ADP, WeWork, QuickFee and 10 others.**
- Grew On Demand recruiter revenue by over **100%**
- Launched Video SaaS offering with **40+ trials underway**
- Added Artificial Intelligence to search to over **500M candidates**
- Appeared on CNBC reporting the Recruiter Index™ **10 times**

Market Data Snapshot

Stock Symbol:	**RCRT**
Price:[1]	**$3.00**
52-Week Range:[1]	**$1.00-$4.20**
Avg. Volume (30-day):[1]	**24,782**
Shares Outstanding	**7.4mm**
Shares Outstanding (fully diluted):[2]	**34.7mm**
Market Cap:	**$22.2mm**

[1] as of April 20, 2021
[2] Fully diluted shares outstanding; include the conversion of all preferreds and notes, and exercise of all warrants and options; RCRT would receive approximately $18.0mm in cash upon all exercises

Enterprise Value*
$88 million
* Enterprise Value is calculated using fully diluted shares, less $18.0mm in cash proceeds plus $1.8mm in net debt as of 12/31/20

2020 Revenues of
$8.5 million
41% YoY Growth

Adjusted EBITDA	**($2,837,294)**
Breakeven Monthly Revenue (35% gross margin)	**$2,700,000**



April 2021 Metrics
(forecasted)
Enterprise Services Revenue (up ~50% from Dec'20)
Subscription Revenue (up ~600% from Dec'20)
Gross Profit (up 100% from Dec'20)
On Demand Revenue (up ~60% from Dec'20)
2,000,000
1,500,000
1,000,000
500,000
0
Dec'20
Ap'21
Subscriptions
On Demand
Managed Service

Recruiter.com™

A Destination Site for all Things Recruiting



3M+
Social Media Members

29,000
Recruiters

$4M
Monthly Organic Traffic

48,000
Twitter Followers

850,000+
Group Subscribers

>12,000
Original Articles Published



EXCHANGE
WEEKLY JOBLESS CLAIMS HIGHER THAN
EXPECTED DESPITE SIGNS OF IMPROVEMENT

CNBC

Recruiter.com

Strategic Partnerships

Commercial Partners

- SAP
- ADP
- Talent Inc.
- beeline

Marketplace Partners

- wework
- MILSPO ACADEMY
- KarmaCheck
- fundomate
- QuickFee.

Partnering with Recruiter.com to build and deliver our recruiter career-training program was the best decision we could have made. With an amazing brand and a massive audience size, Recruiter.com has greatly expanded the program's reach.

Bob Sherriff, CEO, CareerDash

Recruiter.com

Near Term Announceable Events Planned

Milestones and Projections

Q2'2021
Scale Revenue
Drive continued improvement in investor awareness programs Close Onewire Close additional M&A Launch Recruiter On Demand SaaS platform Launch WeWork Partnership Launch Recruiter.com AI with Diversity Filtering
40,000 recruiters


Recruiter.com
Thank You
RCRT